Exhibit 10.1

AMENDMENT NO. 1 TO
SECOND AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
OF
 ASHFORD HOSPITALITY PRIME LIMITED PARTNERSHIP
This Amendment No. 1 to Second Amended and Restated Agreement of Limited Partnership (this “Amendment”) is entered into effective April 7, 2016 (the “Effective Date”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Amended Agreement (as defined below).
WHEREAS, Ashford Hospitality Prime Limited Partnership (the “Partnership”) was formed as a limited partnership under the laws of the State of Delaware by the filing of a Certificate of Limited Partnership with the Secretary of State of Delaware on April 5, 2013;
WHEREAS, Ashford Prime OP General Partner LLC, a Delaware limited liability company (the “General Partner”), and Ashford Prime OP Limited Partner LLC, a Delaware limited liability company, entered into the Agreement of Limited Partnership as of April 5, 2013, as amended by the General Partner and the Limited Partners (defined below) on November 13, 2013 (such agreement, the “Prior Agreement”) and February 1, 2016 (such agreement, the “Amended Agreement”);
WHEREAS, the Amended Agreement amended and restated the Prior Agreement to broaden in various ways the rights of Ashford Hospitality Prime, Inc. (the “Company”) in the Partnership, as the parent of the General Partner (such amendments, collectively, the “Recent Amendments”).
WHEREAS, the General Partner desires to amend the Amended Agreement (“Amendment No. 1”), such that the Recent Amendments shall no longer remain in effect; provided, however, that the Recent Amendments shall immediately become effective upon receipt of the Series C Approval (as defined below).
WHEREAS, Section 11.1 of the Amended Agreement permits the General Partner and the Limited Partners to amend the Amended Agreement;
WHEREAS, based on feedback from the investor community and as consideration for the Limited Partners (as defined in the Amended Agreement) to consent to Amendment No. 1, the Company proposes to refrain from issuing any shares of Series C Preferred Stock (the “Series C Preferred Stock”) of the Company in respect of Partnership Units (as defined in the Amended Agreement) unless and until the issuance of the Series C Preferred Stock, in a form and manner that complies with all applicable state and federal laws and stock exchange rules, shall have been approved by the stockholders of the Company (the “Series C Approval”);

WHEREAS, the Company, which is the sole member of the General Partner and of Ashford Prime OP Limited Partner LLC, has directed the General Partner and Ashford Prime OP Limited Partner LLC to amend the Amended Agreement as set forth herein; and
WHEREAS, the General Partner and Ashford Prime OP Limited Partner LLC desire to so amend the Amended Agreement, as of the Effective Date.
NOW, THEREFORE, in consideration of the foregoing, of the mutual covenants between the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.         The amendments made to Sections 4.3(b), 4.3(e)(ii), 6.1(f), 6.4(c), 6.4(d), 6.4(j), 7.4(a), 7.4(b), 9.5(c), 9.5(e), 9.12, 9.13, 13.13(c) and 13.2 of the Amended Agreement shall cease to be effective, and the terms of such sections of the Prior Agreement shall govern, unless and until the Series C Approval shall have been obtained.
2.          Except as described above, the terms and provisions of the Amended Agreement shall remain in full force and effect.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written.
GENERAL PARTNER:

Ashford Prime OP General Partner LLC, a Delaware limited liability company

By:	/s/ David A. Brooks
David A. Brooks, Vice President

LIMITED PARTNER:

Ashford Prime OP General Partner LLC, a Delaware limited liability company as a Limited Partner of Ashford Hospitality Prime Limited Partnership

By:	/s/ David A. Brooks
David A. Brooks, Vice President

The undersigned has executed this Amendment No. 1 not as a Partner of the Partnership but to agree to the provisions of this Amendment No. 1 imposing obligations on, granting rights to, the Company.

ASHFORD HOSPITALITY PRIME, INC.

By:	/s/ David A. Brooks
David A. Brooks, Chief Operating Officer and General Counsel